54327  7/99
PROSPECTUS SUPPLEMENT
dated July 19, 1999 to:
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PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND (THE "INCOME FUND")
Prospectus dated January 30, 1999

The second paragraph under the heading "Who manages each fund?" is replaced with the following:

The following officer of Putnam Investment Management, Inc. ("Putnam Management") has had primary responsibility for the day-to-day management of the Income fund's portfolio since the year shown below. His experience as a portfolio manager or investment analyst over at least the last five years is also shown.


Manager                 Since       Experience
-------             -----          -------------------------

David E. Hamlin          1999      Employed by Putnam Management
SENIOR VICE PRESIDENT              since 1998. Prior to August
                                   1998, Mr. Hamlin was employed
                                   at The Vanguard Group.